UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)			August 29, 2003
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)		1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices			20068 (Zip Code)
Registrant's telephone number, including area code			(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

PEPCO Form 8-K
Item 5.	Other Events. Exhibit 99, attached hereto, is hereby incorporated by reference.
Item 7.	Financial Statements and Exhibits. (c) Exhibits
	Exhibit No. 99	Description of Exhibit Press Release of Pepco Holdings, Inc. dated as of August 29, 2003.	Reference Filed herewith.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 29, 2003 DATE		POTOMAC ELECTRIC POWER COMPANY (Registrant) /s/ D. R. WRAASE By: Dennis R. Wraase Chief Executive Officer -2-